                                                                   Exhibit 10.16

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

This Agreement ("Agreement") is made and entered into this 29th day of October, 1999, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Boston Gas Company (herein called "Customer" whether one or more persons).

WHEREAS, Customer and Algonquin currently are parties to an executed agreement under Algonquin's Rate Schedule AFT-E (Algonquin's Contract No. 93002E) dated September 1, 1994; and

WHEREAS, Algonquin and Customer desire to enter into this Agreement to supersede Algonquin's currently effective Contract No. 93002E;

In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-E, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

                  Maximum Daily Transportation Quantity (MMBtu)
                  ---------------------------------------------

                          Nov 16 - Apr 15        95,594*
                          Apr l6 - May 3l        85,442
                          Jun 1  - Sep 30        65,139
                          Oct 1  - Nov 15        85,442

      * MDTQ to be utilized in applying monthly Reservation Charge

      Maximum Annual Transportation Quantity     30,242,316 MMBtu

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

                                    ARTICLE I
                               SCOPE OF AGREEMENT
                                   (Continued)

            provided, however, subject to Algonquin's receipt of one (1) year prior written notice Customer shall have a one time election to reduce to 54,489 MMBtu the MDTQ of this Agreement with such reduction to be effective on November 1, 2005.

1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                   ARTICLE II
                                TERM OF AGREEMENT

2.1 This Agreement shall become effective on the later of November 1, 1999, or the in-service date of the facilities authorized by the Commission in Docket No. CP99-113-000, and shall continue in effect for a term ending on and including October 31, 2006 ("Primary Term"), and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

                                   ARTICLE III
                                  RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-E as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-E, nor less than the minimum rate under Rate Schedule AFT-E.

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
      (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-E, (b) Algonquin's Rate Schedule AFT-E, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-E. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

                                   ARTICLE IV
                               POINT(S) OF RECEIPT

Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-E.

                                    ARTICLE V
                              POINT(S) OF DELIVERY

Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-E.

                                   ARTICLE VI
                                    ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

(a)  Algonquin: Algonquin Gas Transmission Company
                5400 Westheimer Court
                Houston, TX 77056

(b)  Customer:  Boston Gas Company
                One Beacon Street
                Boston, MA 02108

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII
                                 INTERPRETATION

The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                  ARTICLE VIII
                           AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

            Algonquin's agreement no. 93002E dated September 1, 1994, between Algonquin and Customer under Algonquin's Rate Schedule AFT-E.

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.

                                              ALGONQUIN GAS TRANSMISSION COMPANY

                                              By: ______________________________
                                                                         /s/ PMT

                                              Title: ___________________________


                                              BOSTON GAS COMPANY

                                              By: /s/ William R. Luthern
                                                  ------------------------------

                                              Title: Vice President
                                                     ---------------------------
                                                                          /s/ ED

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

                                    Exhibit A
                               Point(s) of Receipt

                             Dated: October 29, 1999

           To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                         concerning Point(s) of Receipt

       Primary                     Maximum Daily            Maximum
       Point of                 Receipt Obligation     Receipt Pressure
       Receipt                        (MMBtu)               (Psig)
       --------                 ------------------     ----------------

       Hanover, NJ (TETCO)                             At any pressure requested
       Nov 16 - Apr 15                41,643           by Algonquin but not in
       Apr 16 - May 31                36,042           excess of 750 Psig.
       Jun 1 - Sep 30                 24,838
       Oct 1 - Nov 15                 36,042

       Lambertville, NJ                                At any pressure requested
       Nov 16 - Apr 15                53,951           by Algonquin but not in
       Apr 16 - May 31                49,400           excess of 750 Psig.
       Jun 1 - Sep 30                 40,301
       Oct 1 - Nov 15                 49,400

Signed for Identification


Algonquin: ____________________ /s/ JMM


Customer: /s/ W.R. Luthern
          ---------------------
                                /s/ ED

                                                                         93002ER

                                SERVICE AGREEMENT

                       (APPLICABLE TO RATE SCHEDULE AFT-E)

                                    Exhibit B
                              Point(s) of Delivery

                             Dated: October 29, 1999

           To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                        concerning Point(s) of Delivery

       Primary                       Maximum Daily                 Minimum
       Point of                  Delivery Obligation          Delivery Pressure
       Delivery                        (MMBtu)                     (Psig)
       --------                  -------------------          -----------------

At Customer's reduction
valves located at Everett, MA                                         75
        Nov 16 - Apr 15                35,824
        Apr 16 - May 31                32,230
        Jun 1 - Sep 30                 25,044
        Oct 1 - Nov 15                 32,230

At the property line
on the outlet side of
meter stations located at:
        Waltham, MA                                                  125
        Nov 16 - Apr 15                15,168
        Apr 16 - May 31                13,939
        Jun 1 - Sep 30                 11,478
        Oct 1 - Nov 15                 13,939

       East Braintree, MA                                            125
        Nov 16 - Apr 15                13,153
        Apr 16 - May 31                11,800
        Jun 1 - Sep 30                  9,093
        Oct 1 - Nov 15                 11,800

Signed for Identification


Algonquin: ____________________ /s/ JMM


Customer: /s/ W.R. Luthern
          ---------------------
                                /s/ ED

                                                                         93002ER

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

                                    Exhibit B
                              Point(s) of Delivery
                                   (Continued)

                             Dated: October 29, 1999

           To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                        concerning Point(s) of Delivery

       Primary                       Maximum Daily                 Minimum
       Point of                  Delivery Obligation          Delivery Pressure
       Delivery                        (MMBtu)                     (Psig)
       --------                  -------------------          -----------------

       Weston, MA                                                    100
         Nov l6 - Apr l5                1,825
         Apr l6 - May 3l                1,564
         Jun 1 - Sep 30                 1,043
         Oct 1 - Nov 15                 1,564

       Wellesley, MA                                                  60
         Nov 16 - Apr 15               22,953
         Apr 16 - May 31               19,824
         Jun 1 - Sep 30                13,565
         Oct 1 - Nov 15                19,824

       Ponkapoag, MA                                                 200
         Nov 16 - Apr 15               37,368
         Apr 16 - May 31               35,903
         Jun 1 - Sep 30                32,975
         Oct 1 - Nov 15                35,903

Signed for Identification


Algonquin: ____________________ /s/ JMM


Customer: /s/ W.R. Luthern
          ---------------------
                                /s/ ED

                                                                         93002ER

                                SERVICE AGREEMENT

                       (APPLICABLE TO RATE SCHEDULE AFT-E)
                                    Exhibit B
                              Point(s) of Delivery
                                   (Continued)

                             Dated: October 29, 1999

           To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                         concerning Point(s) of Delivery

       Primary                       Maximum Daily                 Minimum
       Point of                  Delivery Obligation          Delivery Pressure
       Delivery                        (MMBtu)                     (Psig)
       --------                  -------------------          -----------------

       Norwood, MA                                                   75
        Nov 16 - Apr 15                2,925
        Apr l6 - May 3l                2,487
        Jun 1 - Sep 30                 1,611
        Oct 1 - Nov 15                 2,487

       PotterStreet
       East Braintree, MA
        Nov 16 - Apr 15                9,779                  Algonquin's line
        Apr 16 - May 31                9,359                  pressure as may
        Jun 1 - Sep 30                 8,629                  exist from time
        Oct 1 - Nov 15                 9,395                  to time

      Algonquin's Maximum Daily Delivery Obligations for the East Braintree and Potter Street Points of Delivery under Contract Nos. 93002ER, 93002CR and 99012 shall not exceed a combined daily total equal to the aggregate of the former Maximum Daily Delivery Obligations at the East Braintree Point of Delivery under Rate Schedules AFT-1 (F-1) and AFT-E (F-1) in the amounts of 16,948 MMBtu and 5,238 MMBtu, respectively.

Signed for Identification


Algonquin: ____________________ /s/ JMM


Customer: /s/ W.R. Luthern
          ---------------------
                                /s/ ED